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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                            Pursuant to Section 13 of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2004


                          Discover Card Master Trust I
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      0-23108                   51-0020270
      --------                      -------                   ----------
     (State of                    (Commission               (IRS Employer
   Organization)                 File Number)            Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                19720
-----------------------------------------------------               -----
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

         Series 2002-4. On August 31, 2004, Discover Bank, as Master Servicer under the Series 2002-4 Supplement, dated as of October 17, 2002, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 2002-4 Supplement"), elected pursuant to Section 23 of the Series 2002-4 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the May 2005 Distribution Date (as each such term is defined in the Series 2002-4 Supplement).

         Series 2003-1, Subseries 1. On August 31, 2004, Discover Bank, as Master Servicer under the Series 2003-1 Supplement, dated as of January 22, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 2003-1 Supplement"), elected pursuant to Section 23 of the Series 2003-1 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the May 2005 Distribution Date (as each such term is defined in the Series 2003-1, Subseries 1 Supplement).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Discover Card Master Trust I
                                            (Registrant)


                                         By:  Discover Bank
                                              (Originator of the Trust)


                                         By:  /s/ Michael F. Rickert
                                              -------------------------------
                                              Michael F. Rickert
                                              Vice President, Chief Accounting
                                              Officer and Treasurer


Date:  August 31, 2004